UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): September 4, 2018
Finisar Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware	000-27999	94-3038428
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1389 Moffett Park Drive, Sunnyvale, California 94089
(Address of Principal Executive Offices and Zip Code)
Registrant’s telephone number, including area code: (408) 548-1000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders
On September 4, 2018, Finisar Corporation (the “Company”) held its annual meeting of stockholders. At the annual meeting, the following matters were submitted to a vote of the Company’s stockholders, with the voting results set forth below.

1.	The Company’s stockholders elected the following two persons to serve as Class I directors, to hold office for three-year terms:

Name	For	Withheld	Broker Non-Votes
Michael C. Child	74,499,671	1,926,432	24,259,899
Roger C. Ferguson	75,235,044	1,191,059	24,259,899

2.	The Company’s stockholders ratified the appointment of BDO USA, LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending April 28, 2019:

Votes For:	100,037,441
Votes Against:	438,950
Abstain:	209,611
Broker Non-Votes:	0

3.
The Company’s stockholders approved a non-binding advisory resolution regarding the compensation of the Company’s named executive officers, as disclosed in the Company’s proxy statement for the annual meeting:

Votes For:	38,600,743
Votes Against:	36,639,839
Abstain:	1,185,521
Broker Non-Votes:	24,259,899

SIGNATURES
Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

By:	/s/ Chris Brown
Chris Brown
Executive Vice President and Chief Counsel
Date:	September 7, 2018